SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Variable NAV Money Fund
Capital Shares
Effective after the determination of the last net asset value on August 1, 2018, Capital Shares (the “Class”), a share class of DWS Variable NAV Money Fund, is closed to new external investors until further notice. The Class will continue to accept investments from existing shareholders and any of the DWS funds.
The fund reserves the right to make additional exceptions or otherwise modify the foregoing policy at any time and to reject or limit any investment for any reason.
The following changes are effective on or about October 1, 2018:
DWS Variable NAV Money Fund is renamed DWS ESG Liquidity Fund. All references in the fund’s summary prospectus to DWS Variable NAV Money Fund are superseded with DWS ESG Liquidity Fund.
The following information replaces existing disclosure under the “PRINCIPAL INVESTMENT STRATEGY” heading of the fund’s summary prospectus.
Main investments. The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest.
The fund does not seek to maintain a stable share price. As a result, the fund’s share price will fluctuate and reflect the effects of unrealized appreciation and depreciation and realized losses and gains.
Under normal circumstances, the fund invests at least 80% of total assets, determined at the time of purchase, in securities that meet the Advisor’s sustainability criteria. The fund may invest without limit in US treasury securities under adverse market conditions.
The fund invests in high quality, short-term, US dollar denominated money market instruments, including obligations of US and foreign banks, corporate obligations, US government securities, municipal securities, repurchase agreements and asset-backed securities, paying a fixed, variable or floating interest rate.
The fund reserves freedom of action to concentrate in obligations issued by domestic banks and US branches of foreign banks provided such US branch is subject to the same regulations as a domestic bank.
Management process. The fund buys US government debt obligations, money market instruments and other debt obligations that the Advisor determines present minimal credit risks.
In considering whether a security presents minimal credit risks, the Advisor will analyze the capacity of the security’s issuer or guarantor to meet its financial obligations, which includes, as appropriate, with respect to the issuer or guarantor the following factors: (i) financial condition, (ii) sources of liquidity, (iii) ability to react to future market-wide and issuer specific events, including ability to repay debt in a highly adverse situation; and (iv) competitive position within its industry and industry strength within the economy and relative to economic trends.
In addition to considering financial information, the security selection process also evaluates a company based on Environmental, Social and Corporate Governance (ESG) criteria. With the exception of municipal securities, a company’s performance across certain ESG criteria is summarized in a proprietary ESG rating which is calculated by an affiliate of the Advisor on the basis of data obtained from various ESG data providers. Only companies with an ESG rating above a minimum threshold determined by the Advisor are considered for investment by the fund. The proprietary ESG rating is derived from multiple factors:
■	Level of involvement in controversial sectors and weapons;
■	Adherence to corporate governance principles;
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■	ESG performance relative to a peer group of companies; and
■	Efforts to meet the United Nations’ Sustainable Development Goals.
ESG ratings for municipal securities are calculated by the Advisor by applying a combination of positive and negative screens. From the investable universe of municipal securities, positive screens will automatically include green bonds that meet minimum standards and negative screens will exclude municipal securities with exposure to weapons, issues where more than 10% of the business is attributable to nuclear power or more than 25% of the business is derived from coal, and issues related to gambling, lottery, the production or sale of tobacco, and other sectors deemed controversial by the Advisor.
The remainder of the investable universe of municipal securities are then scored on key performance indicators in each of three pillars: environmental, social and corporate governance. Only municipal securities with a cumulative score across all three pillars above a minimum threshold determined by the Advisor are considered for investment by the fund.
Based on the financial and ESG information described above and working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.
Portfolio management may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.
The following disclosure is added under the “MAIN RISKS” section of the fund's summary prospectus.
ESG investing risk. Investing primarily in investments that meet ESG criteria carries the risk that the fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of companies and, therefore, may underperform funds that do not consider ESG factors.
Please Retain This Supplement for Future Reference
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